UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 19, 2011

STRATEGIC MINING CORPORATION
(Name of small business issuer specified in its charter)

Wyoming	000-53961	88-0432539
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

36 Toronto Street, suite 1170
Toronto, ON, Canada M5C 2C5
(Address of principal executive offices)

 (former name or former address, if changed since last report)

425-493-3975
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02        DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective October 19, 2011, Douglas Peters was appointed as Vice-president and Director of the registrant. He has over 30 years experience in geology and mineral engineering in the fields of mineral exploration. Mr. Peters is president and COO of Arnevut Resources Inc., a privately held precious metals exploration company based in Lakewood, Colorado. Mr. Peters is also the owner of Peters Geosciences, a remote sensing and GIS consultancy in Golden, Colorado since 1996. He received M.Sc. degrees in Geology and Mining Engineering from the Colorado School of Mines. He is a certified professional geologist in the American Institute of professional Geologists (AIPG) and a licensed professional geologist in several states.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC MINING CORPORATION

Date: October 19, 2011	By:	/s/ Ken Baird
Ken Baird,
Chief Executive Officer